Exhibit 10.1

FOURTH AMENDED AND RESTATED CREDIT
AND GUARANTY AGREEMENT

FOURTH AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amended and Restated DIP Credit Agreement”), dated as of March 17, 2006 among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as BORROWERS, the GUARANTORS listed on Annex B hereto, each of which (other than the Guarantors listed on Schedule 3.05 hereto) is a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, each of the FINANCIAL INSTITUTIONS from time to time party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CITIGROUP GLOBAL MARKETS INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP NORTH AMERICA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H :

WHEREAS, certain of the parties hereto have heretofore entered into that certain Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005 (as amended and in effect immediately prior to the effectiveness of this Amended and Restated DIP Credit Agreement, the “Existing DIP Credit Agreement”); and

WHEREAS, the parties hereto desire to amend and restate the Existing DIP Credit Agreement in its entirety to read as set forth in the Existing DIP Credit Agreement with the amendments specified below.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.               Amendment and Restatement of Existing DIP Credit Agreement. The parties hereto hereby agree that upon their execution and delivery of this Amended and Restated DIP Credit Agreement and subject to the other terms and conditions set forth herein, including the terms and conditions set forth in Section 30 hereof with respect to the effectiveness of this Amended and Restated DIP Credit Agreement, the Existing DIP Credit Agreement shall be amended and restated in its entirety and that from and after the Restatement Effective Date (as defined in Section 30 below), the terms and conditions set forth in the Existing DIP Credit Agreement, after giving effect to the amendments to the terms and conditions thereof that are set forth herein, which terms and conditions are incorporated by reference herein and form a part hereof, shall be the terms and conditions of this Amended and Restated DIP Credit Agreement and shall be binding upon all parties hereto, subject to the terms hereof.

Section 2.               Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing DIP Credit Agreement has the meaning assigned to such term in the Existing DIP Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing DIP Credit Agreement shall, after the Restatement Effective Date, refer to this Amended and Restated DIP Credit Agreement.

Section 3.               Certain New Definitions. (a)  Section 1.01 of the Existing DIP Credit Agreement is hereby amended by adding the following definitions in alphabetical order to said Section 1.01:

“Cost Allocation Triggering Event” shall mean the delivery by the Parent to the Co-Lead Arrangers of a written notice certifying to the Co-Lead Arrangers that the Bankruptcy Court has entered an order approving a new methodology with respect to the allocation of certain costs and expenses, including, without limitation, high speed internet costs and expenses, workers’ compensation costs and expenses and reorganization costs and expenses, among the various Borrower Groups, provided that the Cost Allocation Triggering Event shall only be deemed to have occurred if the new methodology referred to herein is reasonably satisfactory to the Co-Lead Arrangers.

“First Amended and Restated Credit and Guaranty Agreement” shall have the meaning set forth in the Introductory Statement.

“Intercompany Funding Transactions” shall mean all or any portion of the following transactions:

(i)            each Borrower listed on Schedule 1.01 hereto (such Borrowers being hereinafter collectively referred to as the “Participating Borrowers” and, each, a “Participating Borrower”) shall after the date of this Agreement, in one or more instances, (x) make a Borrowing in the form of a Loan in accordance with the terms set forth in this Agreement, (y) use available cash on hand of such Participating Borrower and/or the other Loan Parties in the Borrower Group of such Participating Borrower or (z) undertake a combination of clauses (x) and (y), in an amount (with respect to clauses (x), (y) and (z) in the aggregate) up to (1) with respect to loans to the Parent described in clause (ii) below, the amount set forth opposite the name of such Participating Borrower under the heading “Parent Loan Amount”

in Schedule 1.01 attached hereto (collectively, the “Parent Loan Amounts”) and (2) from and after the occurrence of the Cost Allocation Triggering Event, with respect to loans to the Holding Company Guarantors described in clause (v) below, the amount set forth opposite the name of such Participating Borrower under the heading “HCG Loan Amount” in Schedule 1.01 attached hereto (collectively, the “HCG Loan Amounts”);

(ii)           each Participating Borrower shall, in one or more instances as requested by the Parent, use all such Parent Loan Amounts to make a loan to the Parent (each, a “Parent Loan”), it being agreed that (A) from and after the effective date of each Parent Loan through but excluding the date that such Parent Loan is repaid by the Parent in full, such Parent Loan shall bear interest at the rate equal to the weighted average interest rate of the Loans made to such Participating Borrower under the terms of this Agreement with such weighted average interest rate being reset on a monthly basis (or, with respect to any Participating Borrower that does not have Loans outstanding under this Agreement, at a rate equal to the weighted average interest rate, reset on a monthly basis, applicable to the Parent Loans made by all Participating Borrowers that have Loans outstanding under this Agreement) and (B) notwithstanding any terms of this Agreement to the contrary, including without limitation Section 6.10(d) and Section 6.13 hereof, the aggregate principal amount of each Parent Loan, together with all accrued and unpaid interest thereon, shall not be repaid by the Parent until its Specified Payment Date;

(iii)          the Parent, upon receipt of the proceeds from each Parent Loan, and in one or more instances, may loan (each, a “Seven A Loan”) up to $30,000,000 in the aggregate (with respect to all such Seven A Loans) to the Joint and Several Borrower, it being agreed that (A) notwithstanding any terms of this Agreement to the contrary, including without limitation Section 2.14 hereof (and any related definitions referenced therein), the receipt of such proceeds by the Joint and Several Borrower shall not constitute a Reduction Event for purposes of this Agreement, including Section 2.14 hereof, and, accordingly, neither the Joint and Several Borrower nor any other Loan Party in the Joint and Several Borrower Group shall be required to apply any such proceeds to repay any Indebtedness outstanding under this Agreement, (B) from and after the effective date of each such Seven A Loan through but excluding the date that such Seven A Loan is repaid by the Joint and Several Borrower in full, such Seven A Loan shall bear interest at the rate equal to the weighted average interest rate, reset on a monthly basis, of all Parent Loans that were made to the

Parent the proceeds from which were used to make such Seven A Loan and (C) notwithstanding any terms of this Agreement to the contrary, including without limitation Section 6.10(d) and Section 6.13 hereof, the aggregate principal amount of each Seven A Loan, together with all accrued and unpaid interest thereon, shall not be repaid by the Joint and Several Borrower until its Specified Payment Date;

(iv)          the Parent may use the proceeds of each Parent Loan (A) to make one or more loans to the Joint and Several Borrower, subject to the terms of clause (iii) immediately above and (B) for other general corporate purposes; and the Joint and Several Borrower may use the proceeds of each Seven A Loan to make capital expenditures for shared services and for other general corporate purposes;

(v)           from and after the occurrence of the Cost Allocation Triggering Event, each Participating Borrower shall, in one or more instances, use its HCG Loan Amounts to make a loan to one or more Holding Company Guarantors (each, an “HCG Loan”), it being agreed that (A) from and after the effective date of each HCG Loan through but excluding the date that such HCG Loan is repaid by the applicable Holding Company Guarantor in full, such HCG Loan shall bear interest at the rate equal to the weighted average interest rate, reset on a monthly basis, of the Loans made to such Participating Borrower under the terms of this Agreement (or, with respect to any Participating Borrower that does not have Loans outstanding under this Agreement, at a rate equal to the weighted average interest rate, reset on a monthly basis, applicable to the HCG Loans made by all Participating Borrowers that have Loans outstanding under this Agreement) and (B) notwithstanding any terms of this Agreement to the contrary, including without limitation Section 6.10(d) and Section 6.13 hereof, the aggregate principal amount of each HCG Loan, together with all accrued and unpaid interest thereon, shall not be repaid by the applicable Holding Company Guarantor until its Specified Payment Date; and

(vi)          each Holding Company Guarantor shall use the proceeds from each HCG Loan to make payments to Loan Parties in certain Borrower Groups in accordance with the new cost allocation methodology and Bankruptcy Court order referred to in the definition of “Cost Allocation Triggering Event”.

“New DIP Budget” shall mean with respect to the Parent and each Borrower Group, the budget covering the period from January 1, 2006 through December 31, 2006, in form and substance reasonably satisfactory to the Co-Lead Arrangers, that was delivered by the Loan Parties to the

DIP Lenders in connection with the consummation of the transactions contemplated by this Agreement.

“Prior DIP Budget” shall mean with respect to the Parent and each Borrower Group, the budget covering the period from January 1, 2005 through March 31, 2006, that was delivered by the Loan Parties to the DIP Lenders in connection with the consummation of the transactions contemplated by the Existing Credit and Guaranty Agreement.

“Specified Funding Transaction” shall have the meaning set forth in Amendment No. 13 to the First Amended and Restated Credit and Guaranty Agreement.

“Specified Payment Date” shall mean with respect to any Loan Party, the earlier of (i) the effective date of such Loan Party’s plan of reorganization under chapter 11 of the Bankruptcy Code and (ii) the date on which such Loan Party’s Case is dismissed or converted to a case under chapter 7 of the Bankruptcy Code.

(b)           The Existing DIP Credit Agreement is hereby amended by adding the schedule attached hereto as Schedule 1.01 as Schedule 1.01 thereto.

Section 4.               Certain Amended and Restated Definitions. (a)  Section 1.01 of the Existing DIP Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

“Agreement” shall mean this Fourth Amended and Restated Credit and Guaranty Agreement, dated as of March 17, 2006, as the same may from time to time be further amended, modified or supplemented.

“Applicable L/C Fee Rate” shall mean a rate per annum equal to 2.00%.

“Applicable Margin” shall mean, on any date, (i) with respect to any Eurodollar Loan, a rate per annum equal to 2.00%, and (ii) with respect to any ABR Loan, a rate per annum equal to 1.00%.

“Borrowing Limit” shall mean, at any time, (i) prior to the occurrence of the Cost Allocation Triggering Event, and with respect to any Borrower, the amount set forth opposite the applicable Borrower’s name under the heading “Initial Borrowing Limits” in Part I of Annex E attached hereto and (ii) from and after the occurrence of the Cost Allocation Triggering Event, and with respect to any Borrower, the amount set forth opposite the applicable Borrower’s name under the heading “Final Borrowing Limits” in Part I of Annex E attached hereto (net of any reductions made to its “Initial Borrowing Limit” pursuant to Section 2.14 following the date hereof and prior to the occurrence of the

Cost Allocation Triggering Event), in each case as reduced from time to time pursuant to Sections 2.11 and 2.14 or as amended from time to time in accordance with Section 10.10 below pursuant to an amendment entered into by the Loan Parties and the requisite DIP Lenders. The DIP Lenders and the Agents hereby acknowledge and agree that the change in the Borrowing Limits of the applicable Borrower contemplated hereby upon the occurrence of the Cost Triggering Event shall occur automatically once the requirements set forth in the definition of Cost Allocation Triggering Event have been satisfied, and that the change in such Borrowing Limits shall not be deemed an amendment to this Agreement and shall not require the consent or approval of the DIP Lenders or any Agent hereunder, notwithstanding any term contained herein to the contrary, it being understood and agreed that any other change in the Borrowing Limits (other than those expressly contemplated in Part I of Annex E hereto upon the occurrence of the Cost Allocation Triggering Event and those otherwise permitted under the terms of this Agreement) shall require the consent of the requisite DIP Lenders on the terms set forth herein. Notwithstanding anything contained herein to the contrary, in no event, including upon the occurrence of the Cost Allocation Triggering Event, shall (A) the Borrowing Limit of a Borrower hereunder be reduced to an amount below the then Outstanding Exposure of the Borrower Group of such Borrower or (B) the Borrowing Limit of a Borrower hereunder be reduced to an amount that would cause the Letter of Credit Outstandings of such Borrower to exceed such Borrower’s Letter of Credit Sublimit.

“Current SEC Reports” means each periodic or current report filed by the Parent with the United States Securities and Exchange Commission on or after March 28, 2002 and prior to the Closing Date, including, without limitation, the Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, which was filed by the Parent with the United States Securities and Exchange Commission on October 5, 2005.

“Intellectual Property Schedule” shall have the meaning set forth in Section 3.12.

“Letter of Credit Sublimit” shall mean, at any time, with respect to any Borrower, the lesser of (i) the amount set forth opposite the applicable Borrower’s name in Annex F attached hereto and (ii) such Borrower’s Borrowing Limit at such time.

“Maturity Date” shall mean August 7, 2006; provided, that if the transactions contemplated by each of (a) that certain Asset Purchase Agreement, dated as of April 20, 2005, by and between the Parent and Time Warner NY Cable LLC and (b) that certain Asset Purchase Agreement, dated as of April 20, 2005, by and between the Parent and

Comcast Corporation, shall not have been consummated on or before August 7, 2006 due solely to the fact that any governmental approvals in respect of antitrust matters have not been obtained (or, if previously obtained, have been revoked) on or prior to such date, upon receipt by the Co-Lead Arrangers of written notice from the Parent that all such transactions have not been (or will not be) consummated on or prior to such date due to the limited reason set forth immediately above, the Maturity Date shall be extended to November 7, 2006; provided, further, that the DIP Lenders and the Agents hereby acknowledge and agree that (a) the change of the Maturity Date contemplated by the foregoing proviso shall occur automatically upon the delivery by the Parent to the Co-Lead Arrangers of such written notice and (b) such change in the Maturity Date shall not be deemed an amendment to this Agreement and shall not require the consent or approval of the DIP Lenders or any Agent hereunder, notwithstanding any term contained herein to the contrary, it being understood and agreed that any other change in the Maturity Date (other than as expressly contemplated by the foregoing proviso) shall require the consent of the requisite DIP Lenders on the terms set forth herein.

(b)           Part I of Annex E to the Existing DIP Credit Agreement is hereby replaced in its entirety by Part I of Annex E attached hereto.

(c)           Annex F to the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with Annex F attached hereto.

Section 5.               Certain Amended Definitions. (a)  Capital Expenditures. The definition of “Capital Expenditures” in Section 1.01 of the Existing DIP Credit Agreement is hereby amended by changing the aggregate amount of Shared Capital Expenditures that may be incurred by any Loan Party in the Joint and Several Borrower Group for the period starting on May 1, 2003 and ending on the Maturity Date, which amount is set forth in clause (ii) of such definition, from “$200,000,000” to “$230,000,000”.

(b)           EBITDA. The definition of “EBITDA” set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (H) thereof and replacing it with a comma and (b) inserting the word “and” and the following new clause (J) at the end of clause (I) thereof:

“(J) the aggregate amount of any write-down, write-off or other non-cash charge recorded or loss incurred by any Loan Party in the Joint and Several Borrower Group during such period with respect to the investment of any such Loan Party in Adelphia Connection Ltda, Adelphia Brasil Ltda, Adelphia Comunicacoes S A and/or STV Comunicacoes S A, provided, that the amount of any such write-down, write-off, non-cash charge or loss so recorded or incurred does not exceed $5,000,000 in the aggregate,”.

(c)           EBITDAR. The definition of “EBITDAR” set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (L) thereof and replacing it with a comma and (b) inserting the word “and” and the following new clause (N) at the end of clause (M) thereof:

“(N) with respect to the Joint and Several Borrower Group only, the aggregate amount of any write-down, write-off or other non-cash charge recorded or loss incurred by any Loan Party in such Borrower Group during such period with respect to the investment of any such Loan Party in Adelphia Connection Ltda, Adelphia Brasil Ltda, Adelphia Comunicacoes S A and/or STV Comunicacoes S A, provided that the amount of any such write-down, write-off, non-cash charge or loss so recorded or incurred does not exceed $5,000,000 in the aggregate,”.

(d)           Guaranteed Obligations. The definition of “Guaranteed Obligations” set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended by deleting clause (iii) thereof in its entirety.

(e)           Guarantor. The definition of “Guarantor” set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended by deleting the words “each SPV Guarantor” contained therein.

(f)            Reduction Event. The definition of “Reduction Event” set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended by deleting (i) the proviso contained in the first sentence of such definition and (ii) the second sentence of such definition, in each case, in their entirety.

Section 6.               Deletion of Certain Defined Terms; Related Matters. (a)  The defined terms “Allocation Order,” “First Delivery Date,” “Holding SPV,” “Incremental Availability Date,” “Initial DIP Lenders,” “Initial Majority DIP Lenders,” “Long-Term Budget,” “Monthly Budget,” “Qualifying SPV,” “Real Property Proceeds Account,” “Rigas Real Property,” “SPV,” “SPV Guarantee” and “SPV Guarantor” set forth in Section 1.01 of the Existing DIP Credit Agreement are each hereby deleted in their entirety.

(b)           Exhibit G to the Existing DIP Credit Agreement is hereby deleted in its entirety.

Section 7.               Amendment to Section 2.04(d) of the Existing DIP Credit Agreement; Acknowledgment. Section 2.04(d) of the Existing DIP Credit Agreement is hereby amended and restated to read in its entirety as follows:

“No Letter of Credit shall expire later than (x) October 8, 2006 if the Maturity Date is August 7, 2006 or (y) January 7, 2007 if the Maturity Date has been extended to November 7, 2006 pursuant to the definition thereof; provided that if any Letter of Credit issued for the account of such

Borrower shall be outstanding on the Termination Date applicable to such Borrower, such Borrower shall, at or prior to the Termination Date, (i) cause all Letters of Credit of such Borrower which expire after the Termination Date for such Borrower to be returned to the Fronting Bank undrawn and marked “cancelled” or (ii) if such Borrower is unable or elects not to do so in whole or in part, either (A) provide a “back-to-back” letter(s) of credit to the applicable Fronting Bank in form and substance reasonably satisfactory to such Fronting Bank and the Administrative Agent, issued by a bank reasonably satisfactory to such Fronting Bank and the Administrative Agent, and in an amount equal to at least 110% of the then undrawn stated amount of all Letters of Credit of such Borrower issued by such Fronting Bank that are to remain outstanding following the Termination Date of such Borrower in accordance with the terms hereof and/or (B) deposit cash in an account maintained by or, if necessary opened by, such Borrower with the applicable Fronting Bank in an amount equal to 110% of the then undrawn stated amount of all outstanding Letters of Credit of such Borrower issued by such Fronting Bank that are to remain outstanding following the Termination Date of such Borrower in accordance with the terms hereof, in each case, to serve as collateral security for such Borrower’s Reimbursement Obligations under all such Letters of Credit, it being understood and agreed that such “back-to-back” letter(s) of credit shall be returned undrawn and marked “cancelled” and/or such cash shall be remitted to such Borrower, in each case, upon the expiration, cancellation or other termination or satisfaction of such Reimbursement Obligations and the other Obligations of such Borrower with respect to such Letters of Credit (other than contingent indemnification obligations in respect of which no claims giving rise thereto have been asserted). With respect to each Letter of Credit issued for the account of a Borrower that remains outstanding after the Termination Date applicable to such Borrower, (1) and notwithstanding any terms of this Agreement and the other Loan Documents to the contrary, including, without limitation, Sections 2.04(g), 2.04(h) and 2.04(i), so long as the applicable Borrower is in compliance with the requirement set forth in the proviso to the preceding sentence regarding such Letter of Credit, no DIP Lender other than the applicable Fronting Bank shall have any rights or obligations (including without limitation, any participation right or obligation) with respect to draws made under such Letter of Credit after such Termination Date and (2) and subject to clause (1) above, the other terms and conditions set forth in this Agreement which are applicable to such Letter of Credit shall remain in full force and effect until the expiration, cancellation or other termination or satisfaction of the Reimbursement Obligations and other Obligations of the applicable Borrower with respect to such Letter of Credit (other than contingent indemnification obligations in respect of which no claims giving rise thereto have been asserted).”

Section 8.               Deletion of Section 2.31 of the Existing DIP Credit Agreement. The Existing DIP Credit Agreement is hereby amended by deleting Section 2.31 thereof in its entirety.

Section 9.               Amendment to Section 3.04(b) of the Existing DIP Credit Agreement. Section 3.04(b) of the Existing DIP Credit Agreement is hereby amended by (a) deleting the reference to “December 31, 2003” set forth therein and replacing such reference with “December 31, 2004” and (b) replacing the words “the Initial DIP Lenders” contained in clause (x) thereof with the words “the DIP Lenders”.

Section 10.             Amendment to Section 3.05(c) of the Existing DIP Credit Agreement. Section 3.05(c) of the Existing DIP Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(c) Except for the entities set forth on Schedule 3.05 (the “Non-Filed Holding Company Guarantors”), each Loan Party is a debtor and a debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code. Each Non-Filed Holding Company Guarantor (i) only holds assets not used in the business of the Loan Parties and only has liabilities associated with such assets and (ii) to the extent it holds real property assets having a fair market value in excess of $50,000, as determined in good faith by the Parent, has executed a deed of trust, mortgage or other security document reasonably requested by the Collateral Agent that provides to the Collateral Agent, for the ratable benefit of the Agents, the Fronting Banks and the DIP Lenders, a perfected first priority Lien on such assets (subject only to such Liens as shall exist on the date of execution of such document and tax and other Liens arising by operation of law).”

Section 11.             Amendment to Section 3.12 of the Existing DIP Credit Agreement. (a)  Section 3.12 of the Existing DIP Credit Agreement is hereby amended by (i) replacing the words “the Intellectual Property Schedule” contained in the first sentence thereof with the words “Schedule 3.12 (the “Intellectual Property Schedule”)” and (ii) deleting any and all references therein to “March 31, 2005” and replacing such deleted references with “February 28, 2006”.

(b)           The Intellectual Property Schedule to the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with the Intellectual Property Schedule attached hereto as Schedule 3.12.

Section 12.             Amendment to Section 3.13 of the Existing DIP Credit Agreement. (a)  Section 3.13 of the Existing DIP Credit Agreement is hereby amended by deleting any and all references therein to “March 31, 2005” and replacing such deleted references with “February 28, 2006”.

(b)           Schedule 3.13 to the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.13 attached hereto.

Section 13.             Amendments to Section 4.03 of the Existing DIP Credit Agreement. (a)  Section 4.03(d) of the Existing DIP Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing such last sentence with the following sentence:

“An order of the Bankruptcy Court approving the Fourth Amended and Restated Credit and Guaranty Agreement, dated as of March 17, 2006, among the Loan Parties and the lenders and agents party thereto, in substantially the form of Exhibit G (the “Extension Order”) and reasonably acceptable to the Co-Lead Arrangers, shall be in full force and effect, and shall not have been stayed, reversed, modified or amended in any respect without the prior written consent of the Co-Lead Arrangers; and if the Extension Order is the subject of a pending appeal in any respect, neither the occurrence of any Credit Event nor the performance by any Loan Party of any of their respective obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal.”.

(b)           Section 4.03(i) of the Existing DIP Credit Agreement is hereby amended by deleting the following language contained therein: “(i) substantially consistent with the Monthly Budget of the relevant Borrower applicable to the calendar month in which such Credit Event occurs and (ii)”.

(c)           Exhibit H to the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with Exhibit G attached hereto.

Section 14.             Amendment to Section 4.04 of the Existing Dip Credit Agreement. Section 4.04 of the Existing DIP Credit Agreement and any related definitions that are used solely in such Section are hereby deleted in their entirety.

Section 15.             Amendments to Section 5.01 of the Existing DIP Credit Agreement. (a)  Section 5.01(a) of the Existing DIP Credit Agreement is hereby amended by replacing the parenthetical phrase “(but, in the case of the 2004 fiscal year, (1) with respect to the financial statements required to be delivered pursuant to clause (x) immediately below, no later than October 31, 2005, and (2) with respect to the financial statements required to be delivered pursuant to clause (y) immediately below, no later than November 30, 2005),” with the following parenthetical phrase:

“(but, in the case of the 2005 fiscal year, (1) with respect to the financial statements required to be delivered pursuant to clause (x) immediately below, no later than April 30, 2006, and (2) with respect to the financial statements required to be delivered pursuant to clause (y) immediately below, no later than May 31, 2006),”.

(b)           Section 5.01(a) of the Existing DIP Credit Agreement is hereby further amended by deleting clause (bb) thereof in its entirety and replacing such deleted clause with the following:

“(bb) the matters described under the sections entitled “Risk Factors” and “Legal Proceedings” in the Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, which was filed with the SEC on October 6, 2005 (the matters referred to in clauses (aa) and (bb) above are hereinafter referred to as the “Permitted Qualifications”)”.

(c)           Section 5.01(c) of the Existing DIP Credit Agreement is hereby amended by deleting clause (D) thereof in its entirety and replacing such deleted clause with the following:

“(D) setting forth in reasonable detail a reconciliation of the financial results of such Borrower Group or the Parent Group, as the case may be, set forth in such financial statements with the projected financial results for relevant period set forth in (1) in the case of any financial statements delivered pursuant to Section 5.01(a) above with respect to the fiscal year of the Parent or the applicable Borrower Group or Borrower Groups ended December 31, 2005, the Prior DIP Budget, and (2) in the case of any financial statements delivered pursuant to Section 5.01(b) above with respect to the Parent or any Borrower Group, the New DIP Budget;”.

(d)           Section 5.01(k) of the Existing DIP Credit Agreement is hereby deleted in its entirety and, in replace thereof, the words “Intentionally Omitted” shall be included in said Section 5.01(k).

(e)           Section 5.01(l) of the Existing DIP Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(l) from time to time, upon request by the Co-Lead Arrangers, with respect to any Borrower or the Parent, an updated New DIP Budget;”.

(f)            Section 5.01(m) of the Existing DIP Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(m) with respect to each calendar month ending after the Closing Date, on or prior to the fifth Business Day following the last Friday of the preceding month, from each Borrower, a statement of projected cash receipts and cash disbursements with respect to such Borrower’s Borrower Group for each week in the period of thirteen continuous weeks commencing with the week in which such statement is delivered, in form and substance acceptable to the Co-Lead Arrangers;”.

(g)           Section 5.01(p) of the Existing DIP Credit Agreement is hereby deleted in its entirety and, in replace thereof, the words “Intentionally Omitted” shall be included in said Section 5.01(p).

Section 16.             Amendment to Section 5.07 of the Existing DIP Credit Agreement. Section 5.07 of the Existing DIP Credit Agreement is hereby amended by deleting the words “(the “Intellectual Property Schedule”)” contained in clause (iii) thereof.

Section 17.             Deletion of Section 5.15 of the Existing DIP Credit Agreement. Section 5.15 of the Existing DIP Credit Agreement is hereby deleted in its entirety.

Section 18.             Amendments to Section 6.04 of the Existing DIP Credit Agreement. (a) Section 6.04(b) of the Existing DIP Credit Agreement is hereby amended by (i) replacing the words “ending on or after the Covenant Addendum Date” contained in the third line thereof with the words “commencing on or after January 1, 2006” and (ii) deleting the words “with respect to any period commencing on or after May 1, 2003,” and “(after giving effect to Amendment No. 8 hereto)”, in each case contained in the second proviso thereto.

(b)           Section 6.04(c) of the Existing DIP Credit Agreement is hereby amended by replacing the words “ending on or after the Covenant Addendum Date” contained in the second and third lines thereof with the words “commencing on or after January 1, 2006”.

(c)           Section 6.04(d) of the Existing DIP Credit Agreement is hereby amended by deleting the words “Except for the two-month period ending on June 30, 2003,” contained therein.

(d)           Part II of Annex E to the Existing DIP Credit Agreement is hereby replaced in its entirety by Part II of Annex E attached hereto.

Section 19.             Amendments to Section 6.05 of the Existing DIP Credit Agreement. (a) Section 6.05(a) of the Existing DIP Credit Agreement is hereby amended by deleting the reference to “May 1, 2003” set forth therein and replacing such reference with “January 1, 2006”.

(b)           Section 6.05(b) of the Existing DIP Credit Agreement is hereby amended by deleting the reference to “May 1, 2003” set forth therein and replacing such reference with “January 1, 2006”.

Section 20.             Amendments to Section 6.10 of the Existing DIP Credit Agreement. (a) Section 6.10(a) of the Existing DIP Credit Agreement is

hereby amended by deleting all of the language contained in clause (x) thereof in its entirety and replacing such deleted language with the phrase “Intentionally Omitted.”

(b)           The definition of “Permitted Inter-Group Debt” set forth in Section 6.10(b) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Inter-Group Debt” means (i) any intercompany debt permitted to be incurred by any Loan Party pursuant to clauses (iii) or (iv) above and (ii) any Specified Inter-Group Reimbursement Obligation, provided, however, that any intercompany debt incurred by a Loan Party that arises out of (a) the Specified Funding Transaction or (b) the Intercompany Funding Transactions shall not be deemed Permitted Inter-Group Debt for purposes of this Agreement and the other Loan Documents.

(c)           Section 6.10 of the Existing DIP Credit Agreement is hereby amended by adding the following new sub-section (e) at the end thereof:

“(e)  Notwithstanding anything to the contrary contained in this Agreement or Amendment No. 13 to the First Amended and Restated Credit and Guaranty Agreement (“Amendment No. 13”), each Participating Borrower Loan (as defined in Amendment No. 13) arising out of the Specified Funding Transaction shall bear interest from and after the date hereof at the rate equal to the weighted average interest rate, reset on a monthly basis, of the Loans made to the applicable Participating Borrower (as defined in Amendment No. 13) under the terms of this Agreement (or, with respect to any Participating Borrower that does not have Loans outstanding under this Agreement, at a rate equal to the weighted average interest rate, reset on a monthly basis, applicable to the Participating Borrower Loans made by all Participating Borrowers that have Loans outstanding under this Agreement).”

Section 21.             Amendments to Section 7.01 of the Existing DIP Credit Agreement. (a)  Section 7.01(c) of the Existing DIP Credit Agreement is hereby amended by deleting the words “or any covenant contained in any SPV Guarantee” contained therein.

(b)           Section 7.01(l) of the Existing DIP Credit Agreement is hereby amended by (i) renaming clause (x) thereof as clause (xi) and (ii) adding the following new clause (x) at the end of clause (ix) thereof:

“, (x) any Pre-Petition Payment by a Forfeited Entity to the extent that such Pre-Petition Payment is made to a vendor or similar supplier with respect to services or products rendered or provided, as applicable, to such Forfeited Entity by such vendor or other supplier in the ordinary course of business prior to the Petition Date of such Forfeited Entity”.

Section 22.             Amendment to Section 10.10(a) of the Existing DIP Credit Agreement. Section 10.10(a) of the Existing DIP Credit Agreement is hereby amended by (a) deleting clauses (3)(C) and (4) of the proviso thereto and (b) deleting the last sentence thereof in its entirety.

Section 23.             Deletion of Section 10.17 of the Existing DIP Credit Agreement; Related Matters. (a) Section 10.17 of the Existing DIP Credit Agreement is hereby deleted in its entirety.

(b)           The Loan Parties, the DIP Lenders and the Agents hereby acknowledge and agree that upon the Restatement Effective Date, (i) each Qualifying SPV shall become a Holding Company Guarantor under the terms of this Amended and Restated DIP Credit Agreement, the Amended and Restated Security and Pledge Agreement and the other Loan Documents and shall have all of the rights and be subject to all of the obligations of a Holding Company Guarantor hereunder and thereunder, (ii) any and all guarantee agreements (other than any such agreement set forth in this Amended and Restated DIP Credit Agreement) previously executed and delivered by any Qualifying SPV in favor of the DIP Lenders with respect to the Obligations shall terminate and shall cease to be of any further force or effect and (iii) the Collateral Agent shall pay to the Parent or any other Holding Company Guarantor specified by the Parent all amounts on deposit in any Real Property Proceeds Account on the Restatement Effective Date (and the aggregate amount of all amounts on deposit in any Real Property Proceeds Account on the Restatement Effective Date is set forth in Schedule 23-1 hereto).

Section 24.             Release of Amounts from Letter of Credit Accounts. On the Restatement Effective Date, the Collateral Agent hereby agrees to pay to each Borrower whose name is set forth on Schedule 24-1 hereto an aggregate amount in cash equal to the amount set forth opposite such Borrower’s name on said Schedule 24-1 hereto, with such amounts representing, and being limited to, the amount on deposit in the Letter of Credit Account of such Borrower on the Restatement Effective Date. Notwithstanding the foregoing, the Loan Parties hereby acknowledge and agree that, from and after the Restatement Effective Date, the terms and conditions contained in the Existing DIP Credit Agreement with respect to the cash collateralization of issued and outstanding Letters of Credit under certain circumstances, including, without limitation, the circumstances described in Section 2.14 of the Existing DIP Credit Agreement shall remain in full force and effect. Each DIP Lender and each Agent (other than the Collateral Agent) hereby acknowledges and agrees to the terms and conditions set forth in this Section 24.

Section 25.             Certain Waivers With Respect to the Intercompany Funding Transactions. (a)  Each DIP Lender hereby waives any Default or Event of Default arising under Section 2.14, Section 5.08(a), Section 6.03, Section 6.06, Section 6.09, Section 6.10, Section 6.13, Section 7.01(b), Section 7.01(c) or Section 7.01(d) of this Amended and Restated DIP Credit Agreement, whether any such Default or Event of Default relates to a Loan Party in the Seven A Borrower Group, a Holding Company Guarantor or any other Loan Party, solely to the extent that any such Default or Event of Default arises out of the Intercompany Funding Transactions or any portion thereof.

(b)           In furtherance of the terms set forth in Section 25(a) above, each DIP Lender hereby acknowledges and agrees that neither the amount of the Parent Loans nor the amount of any Seven A Loan nor the amount of any HCG Loan (as each such term is defined in the definition of “Intercompany Funding Transactions”) shall count against or otherwise reduce the aggregate amount of Investments that the Loan Parties are permitted to make under the terms of Section 6.10(a) of this Amended and Restated Credit and Guaranty Agreement without obtaining the prior written consent of the Required DIP Lenders, provided that each such Parent Loan, Seven A Loan or HCG Loan is incurred in accordance with the terms hereof. Notwithstanding the foregoing, the waivers set forth in this Section 25 shall be conditioned upon and shall not become effective until the Loan Parties shall have received an order of the Bankruptcy Court approving the terms of the Intercompany Funding Transactions, which order shall also approve any proposed modifications to the terms of the Cash Management Protocol and, if required, the Cash Management Order, to permit the consummation of the Intercompany Funding Transactions, it being expressly understood and agreed that, to the extent the Bankruptcy Court does not issue such an order with respect to the Intercompany Funding Transactions, the waivers set forth in this Section 25 shall be null and void and of no further force or effect; provided, however, that if the Bankruptcy Court shall issue an order approving a portion of the Intercompany Funding Transactions, but not all of the transactions contemplated by the Intercompany Funding Transactions, the waivers set forth in this Section 25 shall be effective with respect to (and only with respect to) that portion of the Intercompany Funding Transactions that are so approved by the Bankruptcy Court.

Section 26.             Acknowledgement of Existing Waivers. Each DIP Lender hereby acknowledges and agrees that any and all Existing Waivers (as herein defined) shall continue to remain in full force and effect on and after the Restatement Effective Date and shall be binding upon and be enforceable against all of the DIP Lenders hereunder. “Existing Waivers” means all written waivers (whether in respect of compliance with the terms of, Defaults or Events of Defaults under, or other matters pertaining to, the Existing DIP Credit Agreement) granted by the DIP Lenders under the terms of the Existing DIP Credit Agreement prior to the Restatement Effective Date.

Section 27.             New DIP Lenders, Extending DIP Lenders and Exiting DIP Lenders. (a)                With effect from and including the Restatement Effective Date, (i) each Person listed on the signature pages hereof that is not a party to the Existing DIP Credit Agreement (each, a “New DIP Lender”) shall become a DIP Lender on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement, (ii) each Person who, immediately prior to the Restatement Effective Date, was a DIP Lender under the terms of the Existing DIP Credit Agreement, and whose name is set forth on the signature pages hereof (each, an “Extending DIP Lender”), shall continue to be a DIP Lender on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement and (iii) each Person who, immediately prior to the Restatement Effective Date, was a DIP Lender under the terms of the Existing DIP Credit Agreement, but whose name is not set forth on the signature pages hereof (each, an “Exiting DIP Lender”; the Exiting DIP Lenders and the Extending DIP Lenders are collectively referred to as the “Old DIP Lenders”), shall, subject to the terms hereof, cease to be a DIP Lender and shall not be a party to, or otherwise have any rights or be subject to any obligations under, this Amended and Restated DIP Credit Agreement.

(b)           On the Restatement Effective Date, (i) Annex A to the Existing DIP Credit Agreement shall be replaced in its entirety by Annex A attached hereto, with the Tranche A Commitment of each Extending DIP Lender and each New DIP Lender whose name is set forth on said Annex A attached hereto being the amount set forth opposite the name of such Tranche A DIP Lender thereon, (ii) Annex D to the Existing DIP Credit Agreement shall be replaced in its entirety by Annex D attached hereto, with the Tranche B Commitment of each Extending DIP Lender and each New DIP Lender whose name is set forth on said Annex D attached hereto being the amount set forth opposite the name of such Tranche B DIP Lender thereon, subject in the case of clauses (i) and (ii) immediately above, to the reduction of the Tranche A Commitments of the Tranche A DIP Lenders and/or the reduction of the Tranche B Commitments of the Tranche B DIP Lenders in accordance with and subject to the terms of this Amended and Restated DIP Credit Agreement and (iii) the Tranche A Commitment and the Tranche B Commitment of each Exiting DIP Lender shall be $0. From and after the Restatement Effective Date, each Extending DIP Lender and each New DIP Lender that has a Tranche A Commitment in excess of $0 as set forth on Annex A attached hereto, shall from time to time fund Loans and participate in Letters of Credit (including the funding of Loans and the participations in Letters of Credit contemplated by Sections 27(c) and 27(d) below) on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement, including that the conditions to borrowing under this Amended and Restated DIP Credit Agreement are met on the date of such Borrowing. On the Restatement Effective Date, each Extending DIP Lender and each New DIP Lender that has a Tranche B Commitment in excess of $0 as set forth on Annex D attached hereto shall make the Tranche B Loans contemplated by Section 2.03 of this Amended and Restated DIP Credit Agreement.

(c)           On the Restatement Effective Date, each Borrower shall repay the entire principal amount of, and all accrued and unpaid interest on, the Loans of the Old DIP Lenders made to such Borrower which are outstanding under the Existing DIP Credit Agreement immediately prior to the Restatement Effective Date (the “Outstanding Loans”), which amounts, with respect to each Borrower, are set forth on Schedule 27-1 attached hereto. On the Restatement Effective Date, the Borrowers repaying Outstanding Loans as contemplated by the immediately preceding sentence hereof shall deliver a notice or notices pursuant to Section 2.07(b) of the Existing DIP Credit Agreement requesting a Borrowing or Borrowings of ABR Loans or Eurodollar Loans, as the case may be, in an aggregate principal amount up to the aggregate amount of the Outstanding Loans (including all accrued and unpaid interest on, and the other amounts payable under Section 27(e) below in respect of, such Outstanding Loans) of such Borrower being repaid as contemplated hereby, and each such Borrower shall direct that the proceeds from all such Borrowings (together, if applicable, with any available cash that such Borrower determines to use in connection therewith) be used to repay the entire principal amount of such Outstanding Loans and all accrued and unpaid interest on, and the other amounts payable under Section 27(e) below in respect of, such Outstanding Loans. All Tranche A Loans and all Tranche B Loans made to the Borrowers on the Restatement Effective Date as contemplated by the immediately preceding sentence hereof (and, subject to the terms of this Amended and Restated DIP Credit Agreement, all Tranche A Loans made after the Restatement Effective Date) shall, in accordance with Section 2.01(a) of the Existing DIP Credit Agreement and, in the case of the Tranche B Loans, Section 2.03 of this Amended and Restated DIP Credit Agreement, be funded by each Extending DIP Lender and each New DIP Lender that is a Tranche A DIP Lender or a Tranche B DIP Lender, as the case may be, pro rata in accordance with such DIP Lender’s Class Percentage of the relevant Class.

(d)           On the Restatement Effective Date, all participations by each Old DIP Lender in Letters of Credit outstanding under the Existing DIP Credit Agreement immediately prior to the Restatement Effective Date (the “Outstanding Letters of Credit”) shall be deemed to be cancelled, it being understood and agreed that the deemed cancellation of the participations of the Old DIP Lenders in such Outstanding Letters of Credit shall not in any way affect the Outstanding Letters of Credit, which shall remain unaltered and in full force and effect from, after and including the Restatement Effective Date on the terms set forth herein and in such Outstanding Letters of Credit; the aggregate face amount of the Outstanding Letters of Credit is set forth on Schedule 27-2. Pursuant to a notice given by certain Borrowers to the Fronting Bank and the Administrative Agent on the Restatement Effective Date, all Outstanding Letters of Credit shall, on the Restatement Effective Date, be deemed to be Tranche A Letters of Credit and all participations in such Outstanding Letters of Credit shall, in accordance with the terms of Section 2.04(g) of the Existing DIP Credit Agreement, be allocated to and assumed by each Extending DIP Lender and each New DIP Lender that is a Tranche A DIP Lender in accordance with their Class Percentages.

(e)           With respect to the prepayment of Outstanding Loans made pursuant to Section 27(c) above, the Borrowers agree to reimburse each applicable Old DIP Lender, including each Exiting DIP Lender, for any funding losses incurred in connection therewith that are required to be paid by the Loan Parties pursuant to the terms of the Existing DIP Credit Agreement.

(f)            Subject to the terms and conditions hereof, the transactions contemplated by this Section 27 shall be consummated on the Restatement Effective Date on the terms set forth herein, notwithstanding any term in the Existing DIP Credit Agreement, including without limitation, any term set forth in Article 2 thereof, that would otherwise prohibit or restrict the consummation of such transactions on the terms set forth herein, with all such terms and conditions that would otherwise prohibit or restrict the consummation of the transactions contemplated hereby being waived solely for the purpose of such consummation.

Section 28.             Representations of Loan Parties. Subject to the terms of Section 3.15 of the Existing DIP Credit Agreement, each Loan Party represents and warrants that (i) the representations and warranties of the Loan Parties set forth in the Loan Documents (after giving effect to the amendments thereto contemplated hereby) will be true and correct in all material respects on and as of the Restatement Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (which shall be true and correct in all material respects on and as of such earlier date) and (ii) no Default or Event of Default will have occurred and be continuing on such date.

Section 29.             Governing Law. THIS AMENDED AND RESTATED DIP CREDIT AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 30.             Counterparts; Effectiveness. This Amended and Restated DIP Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated DIP Credit Agreement shall become effective on the date (the “Restatement Effective Date”, which shall occur contemporaneously with the Closing Date) when:

(a)       the Administrative Agent shall have received from each of the Loan Parties and the DIP Lenders (other than any Exiting DIP Lender) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof (and the DIP Lenders as to which the Administrative Agent shall have received such counterparts or such confirmation shall constitute the Super-Majority DIP Lenders under the Existing DIP Credit Agreement as in effect immediately prior to the effectiveness of this Amended and Restated DIP Credit Agreement);

(b)      the Administrative Agent shall have received (i) an opinion of Willkie Farr & Gallagher LLP, counsel for the Loan Parties and (ii) an opinion of in-house counsel to the Parent, in each case dated the Restatement Effective Date in form and substance reasonably satisfactory to the Co-Lead Arrangers;

(c)       all fees payable pursuant to the terms of that certain fee letter, dated February 21, 2006, among certain of the Loan Parties and certain of the financial institutions party hereto shall have been paid in full;

(d)      any Commitment Fee which is accrued and unpaid (whether due to an Exiting DIP Lender or an Extending DIP Lender) as of the Restatement Effective Date under the terms of the Existing DIP Credit Agreement shall have been paid in accordance with Section 2.21 thereof;

(e)       any fee payable in respect of any issued and outstanding Letter of Credit (whether due to an Exiting DIP Lender or an Extending DIP Lender) that is accrued and unpaid as of the Restatement Effective Date under the terms of the Existing DIP Credit Agreement shall have been paid in accordance with Section 2.22 thereof; and

(f)       the DIP Lenders shall have received a certified copy of the Extension Order, reasonably acceptable to the Co-Lead Arrangers, which (i) shall have been entered with the consent or non-objection of a preponderance of the Pre-Petition Lenders (as determined in the reasonable discretion of the Co-Lead Arrangers after consultation with the Parent) upon an application or motion of the Loan Parties reasonably satisfactory in form and substance to the Co-Lead Arrangers, on such prior notice to such parties (including the Pre-Petition Lenders) as may in each case be reasonably satisfactory to the Co-Lead Arrangers, (ii) shall be in full force and effect and (iii) shall not have been stayed, reversed, modified or amended in any respect.

The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders, including any Exiting DIP Lender, of the effectiveness of this Amended and Restated DIP Credit Agreement, and such notice shall be conclusive and binding on all parties hereto.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND LENDER

BY:	/s/ William A. Austin
Name: William A. Austin
Title: Vice President

J.P. MORGAN SECURITIES INC., AS JOINT BOOKRUNNER AND CO-LEAD ARRANGER

BY:	/s/ Norma A. Corio
Name: Norma A. Corio
Title: Managing Director

CITICORP NORTH AMERICA, INC., AS COLLATERAL AGENT AND LENDER

BY:	/s/ Michael M. Schadt
Name: Michael M. Schadt
Title: Director Asset Based Finance

CITIGROUP GLOBAL MARKETS, INC., AS SYNDICATION AGENT, JOINT BOOKRUNNER AND CO-LEAD ARRANGER

BY:	/s/ Michael M. Schadt
Name: Michael M. Schadt
Title: Authorized Signer

WACHOVIA BANK, NA., AS CO- SYNDICATION AGENT

BY:	/s/ Helen F. Wessling
Name: Helen F. Wessling
Title: Managing Director

THE BANK OF NOVA SCOTIA, AS CO- DOCUMENTATION AGENT

BY:	/s/ Stephen C. Levi
Name: Stephen C. Levi
Title: Director

BANK OF AMERICA, N.A., AS CO- DOCUMENTATION AGENT

BY:	/s/ John W. Woodiel III
Name: John W. Woodiel III
Title: Senior Vice President

2

GENERAL ELECTRIC CAPITAL CORPORATION

BY:	/s/ Philip F. Carfora
Name: Philip F. Carfora
Title: Duly Authorized Signatory

CIT LENDING SERVICES CORPORATION

BY:	/s/ Michael V. Monahan
Name: Michael V. Monahan
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

BY:	/s/ Anca Trifan
Name: Anca Trifan
Title: Director

BY:	/s/ Diane F. Rolfe
Name: Diane F. Rolfe
Title: Director

THE FOOTHILL GROUP, INC.

BY:	/s/ Sean Dixon
Name: Sean Dixon
Title: Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

BY:	/s/ Carol Flaton
Name: Carol Flaton
Title: Managing Director

3

BY:	/s/ Megan Kane
Name: Megan Kane
Title: Director

CALYON

BY:	/s/ Anne G. Shean
Name: Anne G. Shean
Title: Director

BY:	/s/ John McCloskey
Name: John McCloskey
Title: Director

BANK OF MONTREAL

BY:	/s/ Geoffrey R. McConnell
Name: Geoffrey R. McConnell
Title: Director

BAYERISCHE HYPO-UND VEREINS BANK AG, NEW YORK BRANCH

BY:	/s/ Miriam G. Trautman
Name: Miriam G. Trautman
Title: Associate Director

BY:	/s/ Loriann Curnyn
Name: Loriann Curnyn
Title: Managing Director

THE TRAVELERS INSURANCE COMPANY BY: METROPOLITAN LIFE INSURANCE COMPANY, ITS INVESTMENT MANAGER

BY:	/s/ James R. Dingler
Name: James R. Dingler
Title: Vice President

4

SATELLITE SENIOR INCOME FUND II, LLC BY: SATELLITE ASSET MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY:	/s/ Simon Raykher
Name: Simon Raykher
Title: General Counsel

SENIOR DEBT PORTFOLIO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE CDO III, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

5

EATON VANCE CDO VI, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE CDO VIII, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

GRAYSON & CO. BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

6

TOLLI & CO.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

BY:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

BY:	/s/ Alan Corkish
Name: Alan Corkish
Title: Director

7

CANADIAN IMPERIAL BANK OF COMMERCE

BY:	/s/ John O’Dowd
Name: John O’Dowd
Title: Authorized Signatory

BY:	/s/ Milena Grgic
Name: Milena Grgic
Title: Authorized Signatory

SPIRET IV LOAN TRUST 2003-B
BY: WILMINGTON TRUST COMPANY NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE

BY:	/s/ Rachel L. Simpson
Name: Rachel L. Simpson
Title: Financial Services Officer

LONG LANE MASTER TRUST IV

BY:	/s/ M. Cristina Higgins
Name: M. Cristina Higgins
Title: Assistant Vice President

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO

BY:	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

BY:	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

8

BALLYROCK CLO III LIMITED, BY: BALLYROCK INVESTMENT ADVISORS LLC, AS COLLATERAL MANAGER

BY:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

SUNAMERICA SENIOR FLOATING RATE FUND, INC. BY: AIG GLOBAL INVESTMENT CORP. INVESTMENT SUB-ADVISER

BY:	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

SUNAMERICA LIFE INSURANCE COMPANY BY: AIG GLOBAL INVESTMENT CORP., INC, ITS INVESTMENT ADVISOR

BY:	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

GALAXY CLO 2003-1, LTD. BY: AIG GLOBAL INVESTMENT CORP., ITS COLLATERAL MANAGER

BY:	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

GALAXY III CLO, LTD. BY: AIG GLOBAL INVESTMENT CORP., ITS COLLATERAL MANAGER

BY:	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

9

GALAXY IV CLO, LTD. BY: AIG GLOBAL INVESTMENT CORP., ITS COLLATERAL MANAGER

BY:	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

ING PRIME RATE TRUST BY: ING INVESTMENT MANAGEMENT CO., AS ITS INVESTMENT MANAGER

BY:	/s/ Mohamed Basma
Name: Mohamed Basma
Title: Vice President

ING SENIOR INCOME FOND BY: ING INVESTMENT MANAGEMENT CO., AS ITS INVESTMENT MANAGER

BY:	/s/ Mohamed Basma
Name: Mohamed Basma
Title: Vice President

AVALON CAPITAL LTD. 3 BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS ASSET MANAGER

BY:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

CHAMPLAIN CLO, LTD. BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS COLLATERAL MANAGER

BY:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

10

CHARTER VIEW PORTFOLIO BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS INVESTMENT ADVISOR

BY:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD. BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS INVESTMENT ADVISOR

BY:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

AIM FLOATING RATE FUND BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS SUB-ADVISOR

BY:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

LOAN FUNDING IX LLC, FOR ITSELF OR AS AGENT FOR CORPORATE LOAN FUNDING IX LLC BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS PORTFOLIO MANAGER

BY:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

11

SAGAMORE CLO LTD. BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS COLLATERAL MANAGER

BY:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

SARATOGA CLO I, LIMITED BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS THE ASSET MANAGER

BY:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

VELOCITY CLO, LTD. BY: TCW ADVISORS, INC., ITS COLLATERAL MANAGER

BY:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

BY:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

CELEBRITY CLO LIMITED BY: TCW ADVISORS, INC., AS AGENT

BY:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

BY:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

12

DARIEN LOAN FUNDING COMPANY BY: TCW ADVISORS AS ITS INTERIM COLLATERAL MANAGER

BY:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

BY:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

FIRST 2004-I CLO, LTD. BY: TCW ADVISORS, ITS COLLATERAL MANAGER

BY:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

BY:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

FIRST 2004-II CLO, LTD. BY: TCW ADVISORS, INC., ITS COLLATERAL MANAGER

BY:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

BY:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

LOAN FUNDING I LLC, A WHOLLY OWNED SUBSIDIARY OF CITIBANK, N.A. BY: TCW ADVISORS, INC., AS PORTFOLIO MANAGER OF LOAN FUNDING I LLC

BY:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

13

BY:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

TCW SELECT LOAN FUND, LIMITED BY: TCW ADVISORS, INC. AS ITS COLLATERAL MANAGER

BY:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

BY:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

TCW SENIOR SECURED LOAN FUND, LP BY: TCW ADVISORS, INC., AS ITS INVESTMENT ADVISOR

BY:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

BY:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

STANWICH LOAN FUNDING LLC

BY:	/s/ M. Cristina Higgins
Name: M. Cristina Higgins
Title: Assistant Vice President

14

TRUMBULL THC2 LOAN FUNDING LLC, FOR ITSELF OR AS AGENT FOR TRUMBULL THC2 CFPI LOAN FUNDING LLC.

BY:	/s/ Eugene Caraus
Name: Eugene Caraus
Title: Attorney-in-fact

STEDMAN CBNA LOAN FUNDING LLC, FOR ITSELF OR AS AGENT FOR STEDMAN CFPI LOAN FUNDING LLC.

BY:	/s/ Eugene Caraus
Name: Eugene Caraus
Title: Attorney-in-fact

BUSHNELL CBNA LOAN FUNDING LLC, FOR ITSELF OR AS AGENT FOR BUSHNELL CFPI LOAN FUNDING LLC.

BY:	/s/ Eugene Caraus
Name: Eugene Caraus
Title: Attorney-in-fact

ALLSTATE LIFE INSURANCE COMPANY

BY:	/s/ Robert B. Bodett
Name: Robert B. Bodett
Title: Authorized Signatory

BY:	/s/ Breege A. Farrell
Name: Breege A. Farrell
Title: Authorized Signatory

AIMCO CLO, SERIES 2005-A

BY:	/s/ Robert B. Bodett
Name: Robert B. Bodett
Title: Authorized Signatory

15

BY:	/s/ Breege A. Farrell
Name: Breege A. Farrell
Title: Authorized Signatory

LCM II LIMITED PARTNERSHIP
BY: LYON CAPITAL MANAGEMENT LLC, AS COLLATERAL MANAGER

BY:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

LCM III, LTD.
BY: LYON CAPITAL MANAGEMENT LLC, AS COLLATERAL MANAGER

BY:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

LCM IV, LTD.
BY: LYON CAPITAL MANAGEMENT LLC, AS COLLATERAL MANAGER

BY:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

GULF STREAM-COMPASS CLO 2002-1 LTD
BY: GULF STREAM ASSET MANAGEMENT LLC AS COLLATERAL MANAGER

BY:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

16

GULF STREAM-COMPASS CLO 2003-I LTD
BY: GULF STREAM ASSET MANAGEMENT LLC AS COLLATERAL MANAGER

BY:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-I LTD
BY: GULF STREAM ASSET MANAGEMENT LLC AS COLLATERAL MANAGER

BY:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

VAN KAMPEN
SENIOR INCOME TRUST
BY: VAN KAMPEN ASSET MANAGEMENT

BY:	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Executive Director

VAN KAMPEN
SENIOR LOAN FUND
BY: VAN KAMPEN ASSET MANAGEMENT

BY:	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Executive Director

17

LOAN PARTIES:
ACC CABLE COMMUNICATIONS FL- VA, LLC

By:	ACC Cable Holdings VA, Inc., its sole member

ACC CABLE HOLDINGS VA, INC.

ACC HOLDINGS II, LLC

By:	ACC Operations, Inc., its sole member

ACC INVESTMENT HOLDINGS, INC.

ACC OPERATIONS, INC.

ACC PROPERTIES HOLDINGS, LLC

ACC PROPERTIES (JB), LLC

ACC PROPERTIES 1, LLC

ACC PROPERTIES 4, LLC

ACC PROPERTIES 6, LLC

ACC PROPERTIES 103, LLC

ACC PROPERTIES 105, LLC

ACC PROPERTIES 109, LLC

ACC PROPERTIES 121, LLC

ACC PROPERTIES 122, LLC

ACC PROPERTIES 123, LLC

ACC PROPERTIES 124, LLC

ACC PROPERTIES 130, LLC

ACC PROPERTIES 146, LLC

ACC PROPERTIES 148, LLC

ACC PROPERTIES 149, LLC

ACC PROPERTIES 150, LLC

ACC PROPERTIES 151, LLC

ACC PROPERTIES 152, LLC

ACC PROPERTIES 154, LLC

ACC PROPERTIES 156, LLC

ACC TELECOMMUNICATIONS HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS OF VIRGINIA LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC-AMN HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA ACQUISITION SUBSIDIARY, INC.

ADELPHIA ARIZONA, INC.

ADELPHIA BLAIRSVILLE, LLC

By:	Century Communications Corp., its sole member

ADELPHIA CABLE PARTNERS, L.P.

By:	Olympus Cable Holdings, LLC, its Managing General Partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.

By:	Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION CORP.

ADELPHIA CABLEVISION OF BOCA RATON, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA CABLEVISION OF FONTANA LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC

By:	Mickelson Media, Inc., its sole member

ADELPHIA CABLEVISION OF SAN BERNADINO, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF SEAL BEACH, LLC

By:	Manchester Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SIMI VALLEY, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC

By:	Century New Mexico Cable Television Corp., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC

By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC

By:	Huntington CATV, Inc., its sole member

ADELPHIA CALIFORNIA CABLEVISION, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC

By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general Partner

ADELPHIA CLEVELAND, LLC

By:	Adelphia of the Midwest, Inc., its sole member

ADELPHIA COMMUNICATIONS CORPORATION

ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC

By:	FrontierVision, its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.

ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GENERAL HOLDINGS III, INC.

ADELPHIA GS CABLE, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA GP HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HARBOR CENTER HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HOLDINGS 2001, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner

ADELPHIA INTERNATIONAL II, LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA INTERNATIONAL III LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA OF THE MIDWEST, INC.

ADELPHIA MOBILE PHONES

ADELPHIA PINELLAS COUNTY, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA PRESTIGE CABLEVISION, LLC

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

ADELPHIA TELECOMMUNICATIONS, INC.

ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.

ADELPHIA WELLSVILLE, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA WESTERN NEW YORK HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ARAHOVA COMMUNICATIONS, INC.

ARAHOVA HOLDINGS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

BADGER HOLDING CORPORATION

BETTER TV, INC. OF BENNINGTON

BLACKSBURG/SALEM CABLEVISION, INC.

BRAZAS COMMUNICATIONS, INC.

BUENAVISION TELECOMMUNICATIONS, INC.

CABLE SENRY CORPORATION

CALIFORNIA AD SALES, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

CCC-III, INC.

CCC-INDIANA, INC.

CCH INDIANA, L.P.

By:	CCC-Indiana, its general partner

CDA CABLE, INC.

CENTURY ADVERTISING, INC.

CENTURY ALABAMA CORP

CENTURY ALABAMA HOLDING CORP.

CENTURY AUSTRALIA COMMUNICATIONS CORP.

CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY CABLE HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CABLE OF SOUTHERN CALIFORNIA

CENTURY CABLEVISION HOLDINGS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CENTURY CAROLINA CORP.

CENTURY COLORADO SPRINGS CORP.

CENTURY COLORADO SPRINGS PARTNERSHIP

By:	Paragon Cable Television Inc., a general partner

CENTURY COMMUNICATIONS CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY EXCHANGE, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY FEDERAL, INC.

CENTURY GRANITE CABLE TELEVISION CORP.

CENTURY HUNTINGTON COMPANY

CENTURY INDIANA CORP.

CENTURY ISLAND ASSOCIATES, INC.

CENTURY ISLAND CABLE TELEVISION CORP.

CENTURY INVESTMENT HOLDING CORP.

CENTURY INVESTORS, INC.

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MENDOCINO CABLE TELEVISION, INC.

CENTURY MISSISSIPPI CORP.

CENTURY MOUNTAIN CORP.

CENTURY NEW MEXICO CABLE TELEVISION CORP.

CENTURY NORWICH CORP.

CENTURY OHIO CABLE TELEVISION CORP.

CENTURY OREGON CABLE CORP.

CENTURY PACIFIC CABLE TV, INC.

CENTURY PROGRAMMING, INC.

CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.

CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.

By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI CALIFORNIA, L.P.

By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI DISTRIBUTION COMPANY, LLC

By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI HOLDINGS, LLC

By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY TRINIDAD CABLE TELEVISION CORP.

CENTURY VIRGINIA CORP.

CENTURY VOICE AND DATA COMMUNICATIONS, INC.

CENTURY WARRICK CABLE CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CENTURY WYOMING CABLE TELEVISION CORP.

CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CHESTNUT STREET SERVICES, LLC

By:	ACC Operations, Inc., its sole member

CLEAR CABLEVISION, INC.

CMA CABLEVISION ASSOCIATES VII, L.P.

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CORAL SECURITY, INC.

COWLITZ CABLEVISION, INC.

CP-MDU I LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CP-MDU II LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

E.& E. CABLE SERVICE, INC.

EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC

By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

EASTERN VIRGINIA CABLEVISION, L.P.

By:	TMC Holdings Corporation, its general partner

EMPIRE SPORTS NETWORK, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FAE CABLE MANAGEMENT CORP.

FOP INDIANA, L.P.

By:	FrontierVision Cable New England, Inc., its general partner

FRONTIERVISION ACCESS PARTNERS, LLC

By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION CABLE NEW ENGLAND, INC.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

FRONTIERVISION HOLDINGS L.L.C.

By:	FrontierVision Partners, L.P., its sole member
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION HOLDINGS L.P.

By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.L.C.

By:	FrontierVision Holdings, L.P., its sole member
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.P.

By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION PARTNERS L.P.

By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FT. MYERS ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

FT. MYERS CABLEVISION, LLC

By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.

By:	ACC Cable Communications FL-VA, LLC, its sole member
By:	ACC Cable Holdings VA, Inc., its sole member

GLOBAL ACQUISITION PARTNERS, L.P.

By:	Global Cablevision II, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GLOBAL CABLEVISION II, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing partner

THE GOLF CLUB AT WENDING CREEK FARMS, LLC

By:	ACC Operations, Inc., its sole member

GRAFTON CABLE COMPANY

GS CABLE LLC

By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC

By:	GS Cable, LLC, its sole member
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

HARRON CABLEVISION OF NEW HAMPSHIRE, INC.

HUNTINGTON CATV, INC.

IMPERIAL VALLEY CABLEVISION, INC.

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION

By:	Adelphia Cable Partners, LP, a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

LAKE CHAMPLAIN CABLE TELEVISION CORPORATION

LEADERSHIP ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

LOUISA CABLEVISION, INC.

MANCHESTER CABLEVISION, INC

MARTHA’S VINEYARD CABLEVISION, L.P.

By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member

MERCURY COMMUNICATIONS, INC.

MICKELSON MEDIA, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MONUMENT COLORADO CABLEVISION, INC.

MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.

By:	Pericles Communications Corporation, its managing general partner

MONTGOMERY CABLEVISION, INC.

MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY

NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CABLE HOLDINGS, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CAPITAL CORPORATION

OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS COMMUNICATIONS, L.P.

By:	ACC Operations, Inc., its managing general partner

OLYMPUS SUBSIDIARY, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OWENSBORO-BRUNSWICK, INC.

OWENSBORO INDIANA, L.P.

By:	Century Granite Cable Television Corp., its general partner

OWENSBORO ON THE AIR, INC.

PAGE TIME, INC.

PALM BEACH GROUP, INC.

PARAGON CABLE TELEVISION INC.

PARAGON CABLEVISION CONSTRUCTION CORPORATION

PARAGON CABLEVISION MANAGEMENT CORPORATION

PARNASSOS COMMUNICATIONS, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS DISTRIBUTION
COMPANY I, LLC

By:	Adelphia Western New York Holdings, LLC, its sole member and managing member
By:	ACC Operations, Inc.,
its sole member and managing member

PARNASSOS DISTRIBUTION
COMPANY II, LLC

By:	Montgomery Cablevision, Inc.,
its sole member and managing member

PARNASSOS HOLDINGS, LLC

By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PERICLES COMMUNICATIONS
CORPORATION

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION
CORPORATION

RIGPAL COMMUNICATIONS, INC.

ROBINSON/PLUM CABLEVISION

By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SABRES, INC.

SCRANTON CABLEVISION, INC.

SENTINEL COMMUNICATIONS OF
MUNCIE, INDIANA, INC.

SOUTHEAST FLORIDA CABLE, INC.

SOUTHWEST COLORADO CABLE,
INC.

SOUTHWEST VIRGINIA CABLE, INC.

S/T CABLE CORPORATION

STAR CABLE INC.

STARPOINT, LIMITED PARTNERSHIP

By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SVHH CABLE ACQUISITION, L.P.

By:	SVhh Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

SVHH HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

TELE-MEDIA COMPANY OF
HOPEWELL-PRINCE GEORGE

By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

TELE-MEDIA COMPANY OF TRI-
STATES L.P.

By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

TELE-MEDIA INVESTMENT
PARTNERSHIP, L.P.

By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

TELESAT ACQUISITION, LLC

By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TELESTAT ACQUISITION LIMITED
PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

THE MAIN INTERNETWORKS, INC.

THE WESTOVER T.V. CABLE CO.,
INCORPORATED

THREE RIVERS CABLE ASSOCIATES,
L.P.

By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
And By: Mt. Lebanon Cablevision, Inc., a general
partner

TIMOTHEOS COMMUNICATIONS, L.P.

By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TMC HOLDINGS CORPORATION

TMC HOLDINGS, LLC

TRI-STATES, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

UCA LLC

By:	ACC Operations, Inc., its sole member

U.S. TELE-MEDIA INVESTMENT
COMPANY

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

VAN BUREN COUNTY CABLEVISION,
INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.

By:	CCC-III, Inc., its general partner

WELLSVILLE CABLEVISION, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

WEST BOCA ACQUISITION LIMITED
PARTNERSHIP

By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

WESTERN NY CABLEVISION, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc, its sole member

WESTVIEW SECURITY, INC.

WILDERNESS CABLE COMPANY

YOUNG’S CABLE TV CORP.

YUMA CABLEVISION, INC.

By:	/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

Annex A

Tranche A Commitment Amounts

Tranche A Lender	Amount

JPMORGAN CHASE BANK, N.A.	$75,000,000.00
CITICORP NORTH AMERICA, INC.	75,000,000.00
WACHOVIA BANK, N.A.	75,000,000.00
BANK OF AMERICA, N.A.	60,000,000.00
CIT LENDING SERVICES CORPORATION	60,000,000.00
DEUTSCHE BANK TRUST COMPANY AMERICAS	60,000,000.00
GENERAL ELECTRIC CAPITAL CORPORATION	60,000,000.00
THE BANK OF NOVA SCOTIA	60,000,000.00
THE FOOTHILL GROUP, INC.	60,000,000.00
CREDIT SUISSE, CAYMAN ISLANDS BRANCH	55,000,000.00
CALYON	50,000,000.00
BANK OF MONTREAL	38,000,000.00
BAYERISCHE HYPO-und VEREINSBANK AG, NEW YORK BRANCH	27,700,000.00
THE TRAVELERS INSURANCE COMPANY	25,000,000.00
SATELLITE SENIOR INCOME FUND II, LLC	19,300,000.00
TOTAL	800,000,000.00

ANNEX B

Century Borrower Group (Several Borrower Group):

Borrower:

Century Cable Holdings, LLC

Guarantors:

Ft. Myers Cablevision, LLC

Ft. Myers Acquisition Limited Partnership

Adelphia Cablevision of Newport Beach, LLC

California Ad Sales, LLC

Tri-States, L.L.C.

CMA Cablevision Associates VII, L.P.

Wellsville Cablevision, L.L.C.

Brazas Communications, Inc.

Eastern Virginia Cablevision, L.P.

Louisa Cablevision, Inc.

Manchester Cablevision, Inc.

Clear Cablevision, Inc.

Adelphia Cablevision of Inland Empire, LLC

Adelphia Cablevision Corp.

Harron Cablevision of New Hampshire, Inc.

Adelphia Communications of California II, LLC

Century Virginia Corp.

Adelphia of the Midwest, Inc.

Badger Holding Corporation

Paragon Cable Television Inc.

Paragon Cablevision Construction Corporation

Century Wyoming Cable Television Corp.

Star Cable Inc.

E. & E. Cable Service, Inc.

Adelphia Cablevision of West Palm Beach III, LLC

Adelphia Cablevision of Orange County II, LLC

Owensboro on the Air, Inc.

Owensboro Indiana, L.P.

Century Island Cable Television Corp.

Southwest Colorado Cable, Inc.

Sentinel Communications of Muncie, Indiana, Inc.

Huntington CATV, Inc.

Century Warrick Cable Corp.

Century Cable Holding Corp.

Adelphia Cablevision of Orange County, LLC

Century Ohio Cable Television Corp.

Tele-Media Company of Tri-States L.P.

CMA Cablevision Associates XI, Limited Partnership

Martha’s Vineyard Cablevision, L.P.

TMC Holdings Corporation

Scranton Cablevision, Inc.

Blacksburg/Salem Cablevision, Inc.

Adelphia Cablevision of Seal Beach, LLC

Adelphia Cablevision of Fontana, LLC

Adelphia Cablevision of San Bernardino, LLC

Adelphia Cablevision of Boca Raton, LLC

Adelphia Communications of California, LLC

Century Mountain Corp.

Adelphia Prestige Cablevision, LLC

Adelphia Cleveland, LLC

S/T Cable Corporation

Paragon Cablevision Management Corporation

Century Trinidad Cable Television Corp.

Grafton Cable Company

The Westover T.V. Cable Co., Incorporated

Century New Mexico Cable Television Corp.

Mickelson Media, Inc.

Century Mendocino Cable Television, Inc.

Century Colorado Springs Partnership

Century Granite Cable Television Corp.

Century Island Associates, Inc.

Century Southwest Colorado Cable Television Corp.

Century Indiana Corp.

Adelphia Cablevision of West Palm Beach IV, LLC

Adelphia Cablevision of West Palm Beach V, LLC

Century Berkshire Cable Corp.

Adelphia Pinellas County, LLC

2

Century-TCI Borrower Group (Several Borrower Group):

Borrower:

Century-TCI California, L.P.

Guarantors:

Century-TCI Holdings, LLC

Century-TCI California Communications, L.P.

Century-TCI Distribution Company, LLC

3

UCA Borrower Group (Several Borrower Group):

Borrower:

UCA LLC

Guarantors:

Southwest Virginia Cable, Inc.

Van Buren County Cablevision, Inc.

Adelphia Cablevision of Santa Ana, LLC

Adelphia Cablevision of Simi Valley, LLC

Tele-Media Company of Hopewell-Prince George

SVHH Cable Acquisition, L.P.

SVHH Holdings, LLC

Olympus Communications, L.P.

National Cable Acquisition Associates, L.P.

Tele-Media Investment Partnership, L.P.

Adelphia Central Pennsylvania, LLC

Eastern Virginia Cablevision Holdings, LLC

4

Parnassos Borrower Group (Several Borrower Group):

Borrower:

Parnassos, L.P.

Guarantors:

Parnassos Holdings, LLC

Parnassos Communications, L.P.

Western NY Cablevision, L.P.

Parnassos Distribution Company I, LLC

Parnassos Distribution Company II, LLC

5

Frontiervision Borrower Group (Several Borrower Group):

Borrower:

FrontierVision Operating Partners, L.P.

Guarantors:

FrontierVision Capital Corporation

FrontierVision Access Partners, LLC

The Main InternetWorks, Inc.

Adelphia Communications of California III, LLC

FrontierVision Cable New England, Inc.

FOP Indiana, L.P.

FrontierVision Holdings, L.P.

FrontierVision Operating Partners, L.L.C.

FrontierVision Holdings Capital Corporation

FrontierVision Holdings Capital II Corporation

6

Olympus Borrower Group (Several Borrower Group):

Borrower:

Olympus Cable Holdings, LLC

Guarantors:

Olympus Communications Holdings, L.L.C.

Arahova Holdings, LLC

Adelphia Cablevision of New York, Inc.

Century Alabama Holding Corp.

Century Enterprise Cable Corp.

Century Alabama Corp.

Century Cullman Corp.

Century Cable Management Corporation

Century Carolina Corp.

Century Huntington Company

Century Mississippi Corp.

Century Norwich Corp.

Century Shasta Cable Television Corp.

CDA Cable, Inc.

Century Washington Cable Television, Inc.

Century Kansas Cable Television Corp.

Century Lykens Cable Corp.

Cowlitz Cablevision, Inc.

Imperial Valley Cablevision, Inc.

Kootenai Cable, Inc.

Mickelson Media of Florida, Inc.

Pullman TV Cable Co., Inc.

Rentavision of Brunswick, Inc.

Telesat Acquisition, LLC

Valley Video, Inc.

Wilderness Cable Company

Yuma Cablevision, Inc.

Warrick Cablevision, Inc.

CCC-III, Inc.

Warrick Indiana, L.P.

Chelsea Communications, LLC

Chelsea Communications, Inc.

GS Telecommunications LLC

Kalamazoo County Cablevision, Inc.

Multi-Channel T.V. Cable Company

Mt. Lebanon Cablevision, Inc.

Rigpal Communications, Inc.

Upper St. Clair Cablevision, Inc.

Pericles Communications Corporation

Mountain Cable Communications Corporation

Young’s Cable TV Corp.

Better TV, Inc. of Bennington

7

Adelphia Cablevision Associates, L.P.

Three Rivers Cable Associates, L.P.

Mountain Cable Company, L.P.

Lake Champlain Cable Television Corporation

Richmond Cable Television Corporation

Adelphia GS Cable, LLC

ACC Cable Holdings VA, Inc.

Adelphia Cable Partners, L.P.

GS Cable LLC

ACC Cable Communications FL-VA, LLC

Timotheos Communications, L.P.

Southeast Florida Cable, Inc.

Key Biscayne Cablevision

West Boca Acquisition Limited Partnership

Starpoint, Limited Partnership

Genesis Cable Communications Subsidiary L.L.C.

Cable Sentry Corporation

Coral Security, Inc.

Westview Security, Inc.

Olympus Capital Corporation

TMC Holdings, LLC

Adelphia Company of Western Connecticut

Olympus Subsidiary, LLC

Adelphia Holdings 2001, LLC
Palm Beach Group, Inc.

8

Seven A (Joint and Several Borrower Group):

Borrower:

ACC Investment Holdings, Inc.

Guarantors:

ACC Telecommunications Holdings LLC

ACC Telecommunications LLC

ACC Telecommunications of Virginia LLC

ACC-AMN Holdings, LLC

Adelphia Acquisition Subsidiary, Inc.

Adelphia Arizona, Inc.

Adelphia Cablevision, LLC

Adelphia Communications International, Inc.

Adelphia International II, LLC

Adelphia International III, LLC

Adelphia Harbor Center Holdings, LLC

Adelphia General Holdings III, Inc.

Adelphia Mobile Phones, Inc.

Adelphia Telecommunications, Inc.

Adelphia Wellsville, LLC

Chestnut Street Services, LLC

The Golf Club at Wending Creek Farms, LLC

Mercury Communications, Inc.

Page Time, Inc.

Sabres, Inc.

US Tele-Media Investment Company

Empire Sports Network, L.P.

9

Seven B (Several Borrower Group):

Borrower:

Arahova Communications, Inc.

Guarantors:

FAE Cable Management Corp.

Adelphia Blairsville, LLC

Century Colorado Springs Corp.

Century Voice and Data Communications, Inc.

Century Australia Communications Corp.

Century Oregon Cable Corp.

Century Investment Holding Corp.

Century Investors, Inc.

Owensboro-Brunswick, Inc.

Century Advertising, Inc.

Century Programming, Inc.

Century Realty Corp.

Century Federal, Inc.

Century Pacific Cable TV, Inc.

Century Cable of Southern California

Century Communications Corp.

Century Exchange, LLC

10

Seven C (Several Borrower Group):

Borrower:

Adelphia California Cablevision, LLC

Guarantors:

Adelphia Cablevision of the Kennebunks, LLC

CP-MDU I LLC

CP-MDU II LLC

Adelphia Telecommunications of Florida, Inc.

Buenavision Telecommunications, Inc.

Century Cablevision Holdings, LLC

CCC-Indiana, Inc.

CCH Indiana, L.P.

Global Cablevision II, LLC

Global Acquisition Partners, L.P.

Monument Colorado Cablevision, Inc.

Leadership Acquisition Limited Partnership

Telesat Acquisition Limited Partnership

Robinson/Plum Cablevision, L.P.

11

Holding Company Guarantors:

Adelphia Communications Corporation

ACC Operations, Inc.

ACC Holdings II, LLC

FrontierVision Holdings, LLC

FrontierVision Partners, L.P.

Adelphia GP Holdings, LLC

Montgomery Cablevision, Inc.

Adelphia Western New York Holdings, LLC

ACC Properties Holdings, LLC

ACC Properties (JB), LLC

ACC Properties 1, LLC

ACC Properties 4, LLC

ACC Properties 6, LLC

ACC Properties 103, LLC

ACC Properties 105, LLC

ACC Properties 109, LLC

ACC Properties 121, LLC

ACC Properties 122, LLC

ACC Properties 123, LLC

ACC Properties 124, LLC

ACC Properties 130, LLC

ACC Properties 146, LLC

ACC Properties 148, LLC

ACC Properties 149, LLC

ACC Properties 150, LLC

ACC Properties 151, LLC

ACC Properties 152, LLC

ACC Properties 154, LLC

ACC Properties 156, LLC

12

Annex D

TRANCHE B Commitments

TRANCHE B LENDER	AMOUNTS

JPMORGAN CHASE BANK, N.A.	$183,307,987.11
THE FOOTHILL GROUP INCORPORATED	$10,000,000.00
WACHOVIA BANK NATIONAL ASSOCIATION	$9,930,057.61
VAN KAMPEN SENIOR INCOME TRUST	$2,400,000.00
VAN KAMPEN SENIOR LOAN FUND	$1,600,000.00
CELERITY CLO LTD FKA LIGHTSPEED CLO LIMITED	$2,516,863.00
DARIEN LOAN FUNDING COMPANY	$2,949,410.99
FIRST 2004-I CLO, LTD.	$2,896,078.00
FIRST 2004-II CLO, LTD.	$1,516,863.00
LOAN FUNDING I LLC	$1,896,079.00
TCW SELECT LOAN FUND, LIMITED	$3,949,410.99
TCW SENIOR SECURED LOAN FUND LP	$758,432.02
VELOCITY CLO, LTD.	$1,516,862.98
SATELLITE SENIOR INCOME FUND II, LLC	$8,000,000.00
THE TRAVELERS INSURANCE COMPANY	$7,986,150.81
LCM II LIMITED PARTNERSHIP	$4,000,000.00
LCM III LTD	$4,000,000.00
LCM IV LTD	$4,000,000.00
AIM FLOATING RATE FUND	$1,000,000.00
AVALON CAPITAL LTD.	$2,500,000.00
CHAMPLAIN CLO, LTD.	$2,500,000.00
CHARTER VIEW PORTFOLIO	$5,000,000.00
DIVERSIFIED CREDIT PORTFOLIO LTD.	$1,500,000.00
LOAN FUNDING IX LLC	$2,500,000.00
SAGAMORE CLO LTD.	$1,500,000.00
SARATOGA CLO I, LIMITED	$1,500,000.00
ING PRIME RATE TRUST	$11,000,000.00
ING SENIOR INCOME FUND	$11,000,000.00
STANWICH LOAN FUNDING LLC	$4,000,000.00
BUSHNELL CBNA LOAN FUNDING LLC	$4,000,000.00
STEDMAN CBNA LOAN FUNDING LLC	$3,750,000.00
TRUMBULL THC2 LOAN FUNDING LLC	$3,000,000.00
GULF STREAM - COMPASS CLO 2005-1, LTD.	$3,500,000.00
GULF STREAM COMPASS CLO 2002-1	$4,000,000.00
GULF STREAM COMPASS CLO 2003-1, LTD.	$2,500,000.00
GENERAL ELECTRIC CAPITAL CORPORATION	$14,948,955.87
BALLYROCK CLO III, LIMITED	$2,200,000.00
FIDELITY ADV SERIES II:FA FLOATING RT HIGH INC FD	$30,350,000.00

TRANCHE B LENDER	AMOUNTS

FIDELITY CENT INV PORT LLC: F FL RATE CENT INV PORT	$2,450,000.00
EATON VANCE FLOATING RATE INCOME TRUST	$3,753,561.78
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND	$496,502.89
EATON VANCE CDO III, LTD.	$1,415,033.21
EATON VANCE CDO VI, LIMITED	$1,817,200.55
EATON VANCE CDO VIII, LTD.	$1,817,200.55
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND	$3,917,407.73
EATON VANCE LIMITED DURATION INCOME FUND	$3,664,191.26
EATON VANCE SENIOR FLOATING RATE TRUST	$3,376,219.59
EATON VANCE SENIOR INCOME TRUST	$1,807,270.49
EATON VANCE VT FLOATING-RATE INCOME FUND	$287,971.67
GRAYSON AND CO	$21,319,833.71
SENIOR DEBT PORTFOLIO	$12,278,516.24
TOLLI AND CO.	$1,146,921.66
CALYON NEW YORK BRANCH	$2,979,017.29
CANADIAN IMPERIAL BANK OF COMMERCE	$10,000,000.00
LONG LANE MASTER TRUST IV	$4,000,000.00
BLACK DIAMOND INTERNATIONAL FUNDING, LTD.	$16,000,000.00
SPIRET IV LOAN TRUST 2003-B	$10,000,000
AIMCO CLO, SERIES 2005-A	$2,500,000.00
ALLSTATE LIFE INSURANCE CO.	$9,500,000.00
GALAXY CLO 2003-1, LTD.	$2,000,000.00
GALAXY III CLO, LTD.	$2,000,000.00
GALAXY IV CLO, LTD.	$4,000,000.00
SUNAMERICA LIFE INSURANCE CO.	$10,000,000.00
SUNAMERICA SENIOR FLOATING RATE FUND INC.	$2,000,000.00
TOTAL	$500,000,000.00

2

ANNEX E – Part I

Borrowing Limits

Borrower	Initial Borrowing Limits	Final Borrowing Limits

Century Cable Holdings, LLC	$690,000,000	$650,000,000
Century-TCI California, L.P.	230,000,000	250,000,000
UCA LLC	100,000,000	75,000,000
Parnassos, L.P.	10,000,000	10,000,000
FrontierVision Operating Partners, L.P.	215,000,000	205,000,000
Olympus Cable Holdings, LLC	25,000,000	25,000,000
ACC Investment Holdings, Inc. (Seven A)	0	0
Arahova Communications, Inc. (Seven B)	20,000,000	75,000,000
Adelphia California Cablevision, LLC (Seven C)	10,000,000	10,000,000
Total:	$1,300,000,000	$1,300,000,000

ANNEX F

Letter of Credit Sublimits

Borrower Group	Letter of Credit Sublimits

Century Cable Holdings, LLC	$135,000,000
Century-TCI California, L.P.	110,000,000
UCA LLC	75,000,000
Parnassos, L.P.	10,000,000
FrontierVision Operating Partners, L.P.	115,000,000
Olympus Cable Holdings, LLC	25,000,000
ACC Investment Holdings, Inc. (Seven A)	0
Arahova Communications, Inc. (Seven B)	20,000,000
Adelphia California Cablevision, LLC (Seven C)	10,000,000
Total:	$500,000,000

EXHIBIT G

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

)
In re	)	Chapter 11 Cases
)
Adelphia Communications Corporation, et al.,	)	Case No. 02-41729 (REG)
)
Debtors.	)	Jointly Administered
)

ORDER AUTHORIZING AND APPROVING, PURSUANT TO 11 U.S.C.
§§ 105, 361, 362, 363, 364(c)(1), 364(c)(2), 364(c)(3) AND 364(d)(1), (A)
AMENDMENT AND RESTATEMENT OF DIP CREDIT AGREEMENT
TO PROVIDE FOR EXTENSION OF POST-PETITION FINANCING,
(B) RELATED COMMITMENT LETTER AND FEE LETTER, (C)
PAYMENT OF RELATED FEES AND EXPENSES, AND (D)
AMENDMENT OF CASH MANAGEMENT PROTOCOL

Upon the motion, dated February 27, 2006 (the “Motion”), of Adelphia Communications Corporation and its affiliated debtors, each as a debtor and debtor-in-possession (collectively, the “Debtors”), in the above-captioned cases, for an order authorizing and approving, pursuant to 11 U.S.C. §§105, 361, 362, 363, 364(c)(1), 364(c)(2), 364(c)(3) and 364(d)(1), the execution of the Fourth Amended and Restated Credit and Guaranty Agreement (the “Extended DIP Facility”) amending and restating the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005 (as amended and/or supplemented to date, the “Existing DIP Facility”) that was given final approval by the Court on February 22, 2005, pursuant to the Order Authorizing and Approving, Pursuant to 11 U.S.C. Sections 105, 361, 362, 364(c)(1), 364(c)(2), 364(c)(3) and 364(d)(1), (A) Amendment and Restatement of DIP Credit Agreement to Provide for Extension of Post-Petition Financing, (B) Related Commitment Letter, and (C) Payment of Related Fees and Expenses (the “DIP Extension Order”), which Extended DIP Facility provides, inter alia, for an extension of the post-petition financing for the Debtors and an amendment to the existing Cash Management Protocol; and a hearing (the “Hearing”) on the Motion having been held on March 15, 2006; and pursuant to Bankruptcy Rules 4001(b) and 4001(c)(1), Local Bankruptcy Rule 9013-1(c) and this Court’s Case Management Order #1, dated October 18, 2002, Case Management Order #2, dated March 7, 2003 and Case Management Order #3, dated July 26, 2004, due notice under the circumstances of the Motion and the Hearing having been given by the Debtors, and upon all of the pleadings filed with this Court, and after due deliberation and consideration and sufficient cause appearing therefor;

IT IS DETERMINED, ORDERED AND ADJUDGED, that:

1.             This Court has core jurisdiction over these proceedings and the parties and property affected hereby pursuant to 28 U.S.C. §§157(b) and 1334.

2.             The Motion is granted.

3.             Capitalized terms used but not defined herein have the meanings given to them in the Motion and the Extended DIP Facility, as applicable.

4.             The DIP Order, as supplemented hereby, shall continue in full force and effect.

5.             The Debtors have a need to obtain an extension of their current financing and are unable to obtain adequate unsecured credit allowable under section 503(b)(1) of the Bankruptcy Code as an administrative expense.

6.             The terms of the Extended DIP Facility and the other Extension Documents appear to be fair and reasonable, reflect the Debtors’ exercise of prudent business judgment consistent with their fiduciary duty and are supported by reasonably equivalent value and fair consideration. The Extended DIP Facility and the other Extension Documents have

2

been negotiated in good faith and at arm’s-length between the Debtors and the Agents, and any letters of credit and other Obligations (as defined in the Existing DIP Facility) incurred under the Extended DIP Facility shall be deemed to have been extended by the DIP Lenders in good faith, as that term is used in section 364(e) of the Bankruptcy Code.

7.             The Extended DIP Facility and all documents, instruments and agreements related thereto (including, without limitation, the Commitment Letter and Fee Letter executed in connection therewith) are authorized and approved in all respects.

8.             The Debtors are authorized to execute the Extended DIP Facility, and the Guarantors may guaranty all Obligations thereunder, and each shall be subject to all of the other terms and conditions provided in the Extended DIP Facility and the DIP Order.

9.             The Debtors are hereby authorized to perform and take all actions necessary to make, execute and deliver all instruments and documents and to pay fees that may be reasonably required or necessary for the Debtors’ performance under the Extended DIP Facility, including, without limitation, the payments referred to in the Extended DIP Facility and the Fee Letter, and such other fees, costs and expenses as may be due from time to time including, without limitation, reasonable attorneys’ fees and disbursements. Upon execution and delivery of the Extended DIP Facility and the other Extension Documents, such documents shall constitute a valid and binding obligation of the Debtors, enforceable against each Debtor party thereto in accordance with its terms.

10.           All obligations of the Debtors arising in connection with the Extended DIP Facility shall be deemed a part of the Financing under the DIP Order. Without limiting the generality of the foregoing (a) for all obligations and indebtedness arising under the Extended DIP Facility, the Agents and the DIP Lenders are granted each and every right granted to the

3

Agents and the DIP Lenders under the DIP Order in connection with the Documents and the Financing (the relevant provisions of the DIP Order being incorporated herein by reference) and (b) nothing herein adversely affects the rights granted to the Agents and the DIP Lenders under the DIP Order, which rights shall continue in full force and effect. Consistent with and not in any way limiting the foregoing, (a) the definition of “Documents” contained in the DIP Order shall be deemed to include the Extended DIP Facility, and all other agreements, documents, notes and instruments executed or delivered pursuant hereto or thereto or in connection herewith or therewith, (b) the definition of “DIP Obligations” contained in the DIP Order shall be deemed to include all obligations and indebtedness arising under, in respect of or in connection with the Extended DIP Facility (including, without limitation, all “Obligations” as defined in the Existing DIP Facility, as amended and restated in the Extended DIP Facility) and this Order, and (c) all liens, security interests, priorities and other rights, remedies, benefits, privileges and protections provided in the DIP Order with respect to or relating to the Existing DIP Facility and the Financing shall apply with equal force and effect to the Extended DIP Facility and all obligations in connection therewith or related thereto.

11.           The Extended DIP Facility and the provisions of this Order shall be binding upon the Agents, the DIP Lenders and the Debtors and their respective successors and assigns (including any chapter 7 or chapter 11 trustee hereinafter appointed or elected for the estate of any of the Debtors) and inure to the benefit of the Agents, the DIP Lenders and the Debtors and their respective successors and assigns.

12.           The Cash Management Protocol is hereby amended by deleting the final sentence at the end of Section 3 and replacing it in its entirety with the following new sentence at the end of Section 3 thereof:

4

Notwithstanding anything contained in this Cash Management Protocol to the contrary, including without limitation, in this Section 3, any and all amounts loaned (but in no event in excess of $130 million) to (i) Adelphia (each, an “Adelphia Loan”) by Century Cable Holdings, LLC, FrontierVision Operating Partners, L.P., Olympus Cable Holdings, LLC and UCA LLC (collectively, the “Participating Borrowers”) or (ii) ACC Investment Holdings, Inc. by Adelphia (each, a “7A Loan”), in each case, pursuant to the terms set forth in (x) that certain Order Authorizing and Approving, Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364(c)(1), 364(c)(2), 364(c)(3) and 364(d)(1), (A) Amendment and Restatement of DIP Credit Agreement to Provide for Extension of Post-Petition Financing, (B) Related Commitment Letter and Fee Letter, (C) Payment of Related Fees and Expenses, and (D) amendment of Cash Management Protocol, dated as of March ___, 2006, (the “Fourth Extended DIP Order”) or (y) the Existing Stipulation (as defined in the motion filed by the Debtors in connection with the Fourth Extended DIP Order), shall not (1) be calculated in accordance with the terms of the matrix attached to this Cash Management Protocol, (2) bear interest on a monthly basis at the rate equal to the blended rate of interest for the relevant period with respect to amounts outstanding under the DIP Credit Agreement, (3) mature on the last business day of the month in which such loan is made or (4) be repaid on or before the nineteenth (19th) business day of the following month in which such loan is made, it being understood and agreed that each Adelphia Loan and 7A Loan shall (I) bear interest on the terms described in paragraphs 8 and 9 of the motion filed by the Debtors seeking the entry of the Fourth Extended DIP Order, (II) be repaid in full (together with any accrued and unpaid interest thereon) on the earlier of (x) the effective date of Adelphia’s plan of reorganization (in the case of the Adelphia Loan) or the effective date of the plan of reorganization of ACC Investment Holdings, Inc. (in the case of the 7A Loan), as applicable, and (y) the date on which Adelphia’s case under chapter 11 of the Bankruptcy Code (in the case of the Adelphia Loan) or ACC Investment Holdings’ case under chapter 11 of the Bankruptcy Code (in the case of the 7A Loan), as applicable, is dismissed or converted to a case under chapter 7 of the Bankruptcy Code and (III) except as otherwise set forth in this sentence, remain subject to the terms of the Cash Management Protocol, including without limitation, the terms providing that such intercompany obligations shall have the junior superpriority and secured status as set forth in the orders authorizing the Financing; provided, however, that except as expressly set forth herein, nothing contained in this sentence shall amend, modify or otherwise alter the terms of the Cash

5

Management Protocol, including without limitation, the terms of this Section 3, with respect to any and all other intercompany obligations among the Debtors (other than the intercompany obligations contemplated by this sentence), with all such other intercompany obligations remaining subject to the terms hereof, including without limitation, the requirement to make True-Up Payments with respect to all Post-Petition Intercompany Advances (other than those attributable to each Adelphia Loan, 7A Loan or as otherwise permitted by the DIP Credit Agreement) within the time frames prescribed in this Section 3.

13.           In accordance with section 364(e) of the Bankruptcy Code, in the event that any or all of the provisions of this Order, the DIP Order, the Cash Management Protocol or any Extension Documents are hereinafter modified, amended, or vacated by a subsequent order of this Court or any other court, no such modification, amendment or vacation shall effect the validity, enforceability or priority of any DIP Lien or claim authorized or created hereby or thereby. Notwithstanding any such modification, amendment or vacation, any claim granted to the Agents and the DIP Lenders hereunder or under any Document arising prior to the effective date of such modification, amendment, or vacation shall be governed in all respects by the original provisions of this Order, the DIP Order and the other Documents, and the Agents and the DIP Lenders, as the case may be, shall be entitled to all of the rights, remedies, privileges, and benefits, including the DIP Liens and priorities granted herein and therein, with respect to any such claim.

14.           Under the circumstances, the notice given by the Debtors of the Motion and of the Hearing constitutes due and sufficient notice of the Motion and of the Hearing.

Dated:	New York, New York
March , 2006

HONORABLE ROBERT E. GERBER
UNITED STATES BANKRUPTCY JUDGE

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Schedule 1.01 - Intercompany Funding Transactions

Adelphia Communications Corporation

	Participating Borrowers
	Century Cable Holdings, LLC	UCA LLC	FrontierVision Operating Partners, LP	Olympus Cable Holdings, LLC
$30MM Intercompany Loan to Silo 7A	$9,600,000	$4,200,000	$5,700,000	$10,500,000

$320MM Intercompany Loan to Holding Company Guarantors	$102,400,000	$44,800,000	$60,800,000	$112,000,000

Schedule 23-1 - Real Property Proceeds Account

Adelphia Communications Corporation

Balance as of March 17, 2006(1)
Real Property Proceeds Account	3,371,593.95

(1) Balance excludes interest accrued in respect of amounts on deposit in the Real Property Proceeds Account which has not been credited to such account, which interest will be paid promptly following the date on which such interest is credited thereto.

Schedule 24-1 - Letter of Credit Cash Collateral Accounts

Adelphia Communications Corporation

LC Collateral Cash Accounts	Balance as of March 17, 2006(1)
Olympus Cable Holdings, LLC	20,498,684.73
Arahova Communications, Inc. (7B)	1,671,082.08

(1) Balance excludes interest accrued in respect of amounts on deposit in each Letter of Credit Account referenced above which has not been credited to such account, which interest will be paid promptly following the date on which such interest is credited thereto.

Schedule 27-1 - Borrowings Outstanding and Accrued Interest

Adelphia Communications Corporation

Total Borrowings Outstanding and Accrued Interest as of March 17, 2006

Legal Entity	Tranche	Date Borrowed	Principal	Applicable Rate	Accrued Interest through March 17, 2006

Century Cable Holdings, LLC	Tranche B	February 27, 2006	$289,499,158.60	6.875%	$995,175.00
Century Cable Holdings, LLC	Tranche A	March 9, 2006	3,000,000.00	7.000%	4,666.67
Century Cable Holdings, LLC	Tranche A	February 24, 2006	1,000,000.00	6.875%	4,010.42
Century Cable Holdings, LLC	Tranche A	February 28, 2006	56,000,000.00	6.875%	181,805.56
Century Cable Holdings, LLC	Tranche A	March 6, 2006	6,240,849.45	6.938%	13,229.30
Century Cable Holdings, LLC	Tranche A	March 13, 2006	16,000,000.00	7.000%	12,444.44
Century Cable Holdings, LLC	Tranche A	February 17, 2006	34,000,000.00	6.875%	181,805.56
Century Cable Holdings, LLC	Tranche A	February 21, 2006	114,593,690.99	6.875%	525,221.08
Century Borrower Group Total			520,333,699.04		1,918,358.03

Century-TCI California, LP	Tranche B	February 27, 2006	149,740,944.11	6.875%	514,745.69
Century-TCI California, LP	Tranche A	March 13, 2006	5,000,000.00	7.000%	3,888.89
Century-TCI California, LP	Tranche A	March 14, 2006	3,000,000.00	7.000%	1,750.00
Century-TCI California, LP	Tranche A	February 28, 2006	4,000,000.00	6.875%	12,986.11
Century-TCI California, LP	Tranche A	February 17, 2006	13,000,000.00	6.875%	69,513.89
Century-TCI California, LP	Tranche A	March 6, 2006	17,869,913.48	6.938%	37,880.49
Century-TCI California, LP	Tranche A	March 10, 2006	1,000,000.00	7.000%	1,361.11
Century-TCI Borrower Group Total			193,610,857.59		642,126.18

UCA LLC	Tranche A	February 28, 2006	37,000,000.00	6.875%	120,121.53
UCA LLC	Tranche A	February 17, 2006	12,308,827.02	6.875%	65,818.03
UCA LLC	Tranche A	March 6, 2006	1,828,856.75	6.938%	3,876.80
UCA Borrower Group Total			51,137,683.77		189,816.36

FrontierVision Operating Partners, LP	Tranche B	February 27, 2006	59,896,377.64	6.875%	205,898.28
FrontierVision Operating Partners, LP	Tranche A	March 6, 2006	4,712,750.27	6.938%	9,990.05
FrontierVision Operating Partners, LP	Tranche A	March 9, 2006	3,000,000.00	7.000%	4,666.67
FrontierVision Operating Partners, LP	Tranche A	March 14, 2006	3,000,001.00	7.000%	1,750.00
FrontierVision Operating Partners, LP	Tranche A	February 28, 2006	49,740,134.98	6.875%	161,482.73
FrontierVision Operating Partners, LP	Tranche A	February 17, 2006	28,377,467.03	6.875%	151,740.62
FrontierVision Borrower Group Total			148,726,730.92		535,528.35

Total Borrowings under DIP Outstanding on 3/17/06			$913,808,971.32		$3,285,828.92

Schedule 27-2 - Outstanding Letters of Credit

Adelphia Communications Corporation

Total Letter of Credit Outstandings as of March 17, 2006

Total Century Borrower Group	Tranche A	18,607,463.37
Total Century - TCI Borrower Group	Tranche A	13,809,594.07
Total UCA Borrrower Group	Tranche A	6,299,473.56
Total Parnassos Borrower Group	Tranche A	5,654,436.27
Total Frontiervision Borrower Group	Tranche A	14,074,941.61
Total Olympus Borrower Group	Tranche A	20,279,106.02
Total 7B Borrower Group	Tranche A	1,519,401.89
Total 7C Borrower Group	Tranche A	3,554,403.73

Total Letter of Credit Outstandings on 3/17/2006		$83,798,820.52